UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2020

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

        (212) 946-8400
Registrant’s Telephone Number, Including Area Code

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 5, 2020, the Board of Directors (the “Board”) of Tapestry, Inc. (“Tapestry” or the ‘Company”) increased the size of the Board to eight members and elected Joanne Crevoiserat, the Company’s Chief Executive Officer, as a director of the Board, effective November 5, 2020.

There are no arrangements or understandings between Ms. Crevoiserat and any other person pursuant to which she was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Ms. Crevoiserat that are required to be disclosed by Item 404(a) of Regulation S-K.

(e) At the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of Tapestry, Inc. (the “Company”) held on November 5, 2020, the Company’s stockholders, upon the recommendation of the Board of Directors (the “Board”), approved the Second Amended and Restated Tapestry, Inc. 2018 Stock Incentive Plan (the “Plan”), which was previously adopted by the Board, subject to approval by the Company’s stockholders.  The Plan (i) authorizes 13,500,000 additional shares of Tapestry’s common stock for issuance, (ii) simplifies the share counting provisions under the Plan.

A more detailed summary of the Plan can be found in the Company’s Proxy Statement for the 2020 Annual Meeting filed with the U.S. Securities and Exchange Commission on September 25, 2020 (the “Proxy Statement”). The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the text of the Plan, which is filed as Appendix B to the Proxy Statement and incorporated by reference as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the Quarter ended September 26, 2020, which was filed with the SEC on November 4, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 5, 2020, the Company held its 2020 Annual Meeting of Stockholders.  Stockholders were asked to vote with respect to four proposals.  A total of 241,681,675 votes were cast as follows:

Proposal Number 1 – Election of Directors: Each of the candidates listed received the number of votes set forth next to his/her respective name.  In addition, there were 29,429,304 broker non-votes for each candidate with respect to this proposal.

Name	Votes For	Votes Against	Votes Abstaining
John P. Bilbrey	208,853,309	2,428,050	971,012
Darrell Cavens	202,077,966	9,213,160	961,245
David Denton	200,810,687	10,485,913	955,771
Anne Gates	209,295,184	2,020,197	936,990
Susan Kropf	200,849,856	10,172,325	1,230,190
Annabelle Yu Long	208,519,970	2,788,134	944,267
Ivan Menezes	197,289,019	13,923,673	1,039,679

Proposal Number 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending July 3, 2021:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
235,748,889	3,685,935	2,246,851	0

Proposal Number 3 – Approval, on a non-binding advisory basis, of the Company’s executive compensation as discussed and described in the Proxy Statement for the 2020 Annual Meeting:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
173,051,574	37,898,279	1,302,518	29,429,304

Proposal Number 4 – Approval of the Second Amended and Restated Tapestry, Inc. 2018 Stock Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
134,565,557	75,464,814	2,222,000	29,429,304

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 6, 2020
Tapestry, Inc.

By:	/s/ David E. Howard
David E. Howard
Senior Vice President, General Counsel &
Secretary